UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Miles B. Yakre

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Mikes B. Yakre	Dated as of April 20, 2015
Miles B. Yakre
President and Chief Executive Officer, Chairman of The Board

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 20, 2015

Filed on Form S-1

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Christopher J. Pagano

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to  Union Security Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Christopher J. Pagano	Dated as of April 20, 2015
Christopher J. Pagano
Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 20, 2015

Filed on Form S-1

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Stacia N. Almquist

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Stacia N. Almquist	Dated as of April 20, 2015
Stacia N. Almquist
Senior Vice President, Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 1, 2014

Filed on Form S-1

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

S. Craig Lemasters

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ S. Craig Lemasters	Dated as of April 20, 2015
S. Craig Lemasters
Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 20, 2015

Filed on Form S-1

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Dianna D. Duvall

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Dianna D. Duvall	Dated as of April 20, 2015
Dianna D. Duvall
Senior Vice President, Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 20, 2015

Filed on Form S-1

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Tamrha V. Mangelsen

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent on this registration statement and any and all initial filings filed on April 20, 2015 under the Securities Act of 1933 filed on Form S-1 with respect to Union Security Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tamrha V. Mangelsen	Dated as of April 20, 2015
Tamrha V. Mangelsen
Chief Financial Officer and Treasurer

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 20, 2015

Filed on Form S-1